Exhibit 10.15
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                         SPLIT-DOLLAR AGREEMENT
                         ----------------------


     THIS AGREEMENT, made and entered into this 1st day of December, 2002 effective as of August 27, 2002, by and between MasTec, Inc., a Florida corporation, with principal offices and place of business in the State of Florida (hereinafter referred to as the "Corporation"), and Jorge Mas, an individual residing in the State of Florida (hereinafter referred to as the "Employee"),

     WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Corporation; and

     WHEREAS, the Employee wishes to provide life insurance protection for his family, under policies of life insurance (hereinafter referred to individually as a "Policy" and collectively as the "Policies"), insuring his life and the life of his wife, Aleyda Mas (hereinafter referred to collectively as the "Insureds"), which Policies are described in Exhibit A attached hereto and by this reference made a part hereof, and which were issued by Phoenix Life Insurance Company and General American Life Insurance Company (hereinafter referred to individually as an "Insurer" and collectively as the "Insurers"); and

     WHEREAS, the Corporation is willing to pay the premiums due on the Policies as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

     WHEREAS, the Corporation is the owner of the Policies and, as such, possesses all incidents of ownership in and to the Policies; and

     WHEREAS, the Corporation wishes to retain such ownership rights, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policies;

     WHEREAS, pursuant to the interim guidance provided in Notice 2001-10, as modified by Notice 2002-8 (the "Notices"), the parties to this arrangement intend to have their income and gift tax consequences determined under traditional split-dollar economic benefit concepts;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     1. Statement of Intention. The parties hereto intend that the income and gift tax consequences of this split-dollar arrangement be governed by traditional split-dollar economic benefit concepts, in accordance with the interim guidance provided in the Notices, for arrangements entered into prior to the adoption of final regulations. The parties hereto agree to consistently treat this arrangement in accordance with such concepts on all tax returns and other documents filed by them in connection herewith.

     2. Purchase of Policies. The Corporation has purchased the Policies from the Insurers in the Face Amount of Insurance (as such term is defined in each Policy) and Death Benefit Options (as such term is defined in each Policy) described in Exhibit A attached hereto. The parties hereto have taken all necessary action to cause the Insurers to issue the Policies, and shall take any further action which may be necessary to cause the Policies to conform to the provisions of this Agreement. The parties hereto agree that the Policies shall be subject to the terms and conditions of this Agreement and of the endorsements to each Policy filed with the Insurers.

     3.  Ownership of Policies.

     a. The Corporation shall be the sole and absolute owner of the Policies, and may exercise all ownership rights granted to the owner thereof by the terms of the Policies, except as may otherwise be provided herein; provided, however, that in no event shall the Corporation have any right to borrow against or make withdrawals from either Policy.

     b. Specifically, the Corporation shall have the sole authority to direct the manner in which the Policy Account (as such term is defined in each Policy) established pursuant to the terms of the Policies shall be allocated among the various investment options from time to time available under the Policies and to change such allocation from time to time, as provided for in the Policies.

     4. Payment of Premiums. On or before the Anniversary Date of each Policy (as defined therein), or within the grace period provided therein, the Corporation shall pay the full amount of each Planned Periodic Premium (as such term is defined in the Policies) to the Insurers, during the term hereof, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. Subject to the acceptance of such amount by the Insurers, the Corporation may also, in its discretion, make additional premium payments on the Policies. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes, as a result of the insurance protection provided to the Employee's beneficiary hereunder.

     5.  Designation of Policy Beneficiary/Endorsement.

     a. Contemporaneously with the execution of this Agreement, the Corporation has executed a beneficiary designation for each Policy, under the form used by each Insurer for such designations, naming the Corporation as the Policy beneficiary, in order to secure the Corporation's recovery of the amount due the Corporation hereunder.

     b. The Employee may select both the settlement option for payment of that portion of the death benefit provided under each Policy to which the Employee is entitled hereunder and the beneficiary or beneficiaries to receive such portion of the policy proceeds, by specifying the same in a written notice to the Corporation. Upon receipt of such notice, the Corporation shall execute and deliver to each Insurer a change of beneficiary and/or Policy endorsement form necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the death proceeds of the Policy in excess of the amount to which the Corporation is entitled hereunder. The parties hereto agree to take the action necessary to cause the beneficiary designation and settlement election provisions of that portion of each Policy to which the Employee is entitled hereunder to conform to the provisions hereof; the Corporation shall not terminate, alter or amend such election or designation for such portion of each Policy, without the express written consent of the Employee.

     6. Limitations on Corporation's Rights in Policies. Except as otherwise provided herein, the Corporation shall not sell, assign, transfer, surrender or cancel the Policies, change the beneficiary designation provision of that portion of the Policies to which the Employee is entitled hereunder, nor change the Death Benefit Option thereof without, in any such case, the express written consent of the Employee.

     7.  Collection of Death Proceeds.

     a. Upon the death of the survivor of the Insureds, the Corporation shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policies; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

     b. Upon the death of the survivor of the Insureds, the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by it hereunder, plus 4%, compounded annually. The balance of the death benefit provided under the Policies shall be paid directly to the beneficiary or beneficiaries designated by the Corporation at the direction of the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policies. In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable as a result of the maturity of the Policies as a death claim. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Corporation at the direction of the Employee, until the full amount due the Corporation for the return of its premiums plus interest hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policies shall conform to the provisions hereof.

     c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policies upon the death of the survivor of the Insureds and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policies, the Corporation shall have the unqualified right to retain such premiums.

     8.  Termination of the Agreement During the Lifetime of the Insureds.

     a. This Agreement shall terminate while either of the Insureds is alive, without notice, upon the occurrence of any of the following events:

     (a) total cessation of the Corporation's business;

     (b) bankruptcy, receivership or dissolution of the Corporation; or

     (c) at any time that the collective voting securities of the Corporation owned directly or indirectly by Jose Ramon Mas Holdings I Limited Partnership, Jorge Mas Holdings I Limited Partnership, Mas Family
Foundation, Inc., a Florida not-for-profit corporation, Juan Carlos Mas Holdings I Limited Partnership, Jorge L Mas Canosa Holdings I Limited Partnership, Jorge L. Mas, Jorge Mas, Juan Carlos, Juan Ramon Mas, and their respective ancestors and descendants, are less than 38% of the outstanding voting securities of the Corporation (a "Change in Control").

     b. In addition, the Employee may terminate this Agreement, while either of the Insureds is alive and while no premium under the Policies is overdue, by written notice to the Corporation. Such termination shall be effective as of the date of such notice.

     9. Disposition of the Policies on Termination of the Agreement During the Employee's Lifetime.

     a. For sixty (60) days after the date of the termination of this Agreement during the lifetime of the Insureds, the Employee shall have the assignable option to purchase the Policies from the Corporation. The purchase price for each Policy shall be the greater of the total amount of the premium payments made by the Corporation hereunder or the then cash surrender value of the Policy. Upon receipt of such amount, the Corporation shall transfer all of its right, title and interest in and to such Policy to the Employee or his assignee, by the execution and delivery of an appropriate instrument of transfer, and this Agreement shall thereupon terminate.

     b. If the Employee or his assignee fails to exercise such option within such sixty (60) day period, then the Corporation may enforce its right to be repaid for the premiums which it paid hereunder by surrendering or canceling the Policies for their cash surrender value, or it may change the beneficiary designation provisions of the Policies, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policies, without regard to the provisions hereof. Thereafter, neither the Employee, his assignee nor their heirs, assigns or beneficiaries shall have any further interest in and to the Policies, either under the terms thereof or under this Agreement.

     10. Insurers Not a Party. The Insurers shall be fully discharged from their obligations under the Policies by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policies, subject to the terms and conditions of the Policies. In no event shall either Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurers as expressly provided in the Policies, except insofar as the provisions hereof are made a part of the Policies by the beneficiary designation executed by the Corporation and filed with the Insurers in connection herewith.

     11. Assignment by Employee. Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably assign by gift all of his right, title and interest in and to this Agreement and to the Policies to an assignee. This right shall be exercisable by the execution and delivery to the Corporation of a written assignment, in substantially the form attached hereto as Exhibit B, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Employee and duly accepted by the assignee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Employee's assignee as the sole owner of all of the Employee's right, title and interest in and to this Agreement and in and to the Policies. Thereafter, the Employee shall have no right, title or interest in and to this Agreement or the Policies, all such rights being vested in and exercisable only by such assignee.

     12. Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

     a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

     b. Claim. A Participant, beneficiary or other person who believes that he or she is being denied a benefit to which he or she is entitled (hereinafter referred to as "Claimant"), or his or her duly authorized representative, may file a written request for such benefit with the President of the Corporation (the "First Level Reviewer"), setting forth his or her claim. Such claim must be addressed to the President of the Corporation, at its then principal place of business.

     c.	Claim Decision.  Upon receipt of a claim, the First Level Reviewer shall advise the Claimant that a reply will be forthcoming within a reasonable period of time, but ordinarily not later than ninety days, and shall, in fact, deliver such reply within such period. However, the First Level Reviewer may extend the reply period for an additional ninety days for reasonable cause. If the reply period will be extended, the First Level Reviewer shall advise the Claimant in writing during the initial 90-day period indicating the special circumstances requiring an extension and the date by which the First Level Reviewer expects to render the benefit determination.

     If the claim is denied in whole or in part, the First Level Reviewer will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

     (1)  the specific reason or reasons for the denial;

     (2) the specific references to pertinent Plan provisions on which the denial is based;

     (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation as to why such material or such information is necessary;

     (4) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

     (5) the time limits for requesting a review of the denial under Subsection C hereof and for the actual review of the denial under Subsection D hereof.

     d. Request for Review. Within sixty days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation (the "Second Level Reviewer") review the First Level Reviewer's prior determination.
Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may submit written comments, documents, records or other information relating to the denied claim, which such information shall be considered in the review under this subsection without regard to whether such information was submitted or considered in the initial benefit determination.

     The Claimant or his or her duly authorized representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the First Level Reviewer in making its initial claims decision, (ii) was submitted, considered or generated in the course of the First Level Reviewer making its initial claims decision, without regard to whether such instrument was actually relied upon by the First Level Reviewer in making its decision or (iii) demonstrates compliance by the First Level Reviewer with its administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing
Plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants. If the Claimant does not request a review of the First Level Reviewer's determination within such sixty-day period, he or she shall be barred and estopped from challenging such determination.

     e.	Review of Decision.  Within a reasonable period of time, ordinarily not later than sixty days, after the Second Level Reviewer's receipt of a request for review, it will review the First Level Reviewer's prior determination. If special circumstances require that the sixty-day time period be extended, the Second Level Reviewer will so notify the Claimant within the initial 60-day period indicating the special circumstances requiring an extension and the date by which the Second Level Reviewer expects to render its decision on review, which shall be as soon as possible but not later than 120 days after receipt of the request for review. In the event that the Second Level Reviewer extends the determination period on review due to a Claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review shall not take into account the period beginning on the date on which notification of extension is sent to the Claimant and ending on the date on which the Claimant responds to the request for additional information.

     The Second Level Reviewer has discretionary authority to determine a Claimant's eligibility for benefits and to interpret the terms of the Plan. Benefits under the Plan will be paid only if the Second Level Reviewer decides in its discretion that the Claimant is entitled to such benefits. The decision of the Second Level Reviewer shall be final and non-reviewable, unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Employer and the Claimant.

     If the Second Level Reviewer makes an adverse benefit determination on review, the Second Level Reviewer will render a written opinion, using language calculated to be understood by the Claimant, setting forth:

     (1)  the specific reason or reasons for the denial;

     (2) the specific references to pertinent Plan provisions on which the denial is based;

     (3) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information which (i) was relied upon by the Second Level Reviewer in making its decision, (ii) was submitted, considered or generated in the course of the Second Level Reviewer making its decision, without regard to whether such instrument was actually relied upon by the Second Level Reviewer in making its decision or (iii) demonstrates compliance by the Second Level Reviewer with its administrative processes and safeguards designed to ensure and to verify that benefit claims determinations are made in accordance with governing Plan documents, and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and

     (4)  a statement of the Claimant's right to bring a civil action under
Section 502(a) of ERISA following the adverse benefit determination on such review.

     13. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his successors, assigns, heirs, executors, administrators and beneficiaries.

     15. Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

     16. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

                              MASTEC, INC.



                              By: /s/ Austin Shanfelter
                                  ---------------------------
                                  Austin Shanfelter, President


ATTEST:


/s/ Steve Davis
--------------------------
Assistant Secretary


                              "Corporation"


                              /s/ Jorge Mas
                              ---------------------
                              JORGE MAS

                              "Employee"



EXHIBIT A
---------

The following life insurance policies are subject to the attached Split-Dollar Agreement:


Insurer:                    Phoenix Life Insurance Company

Insured:                    Jorge Mas and Aleyda Mas

Policy Number:              11203773

Face Amount:                $20,000,000

Death Benefit Option:       A

Date of Issue:              November 25, 2002



Insurer:                    General American Life Insurance Company

Insured:                    Jorge Mas and Aleyda Mas

Policy Number:              16052149

Face Amount:                $30,000,000

Death Benefit Option:       A

Date of Issue:              August 27, 2002



EXHIBIT B
---------



     THIS ASSIGNMENT, dated this 1st day of December, 2002.

     WITNESSETH THAT:

     WHEREAS, the undersigned (the "Assignor") is the Employee under that certain Split-Dollar Agreement between MasTec, Inc., a Florida corporation (the "Company") and Jorge Mas dated 1st day of December, 2002, effective as of September 13, 2002, (the "Split-Dollar Agreement"), which Split-Dollar Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

     WHEREAS, pursuant to the provisions of said Split-Dollar Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Split-Dollar Agreement to an assignee; and

     WHEREAS, the Assignor desires to exercise said right;

     NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to JORGE MAS, IRREVOCABLE TRUST (the "Assignee"), all of the Assignor's right, title and interest in and to the Split-Dollar Agreement and said policies of insurance, intending that, from and after this date, the Split-Dollar Agreement be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.



                                        /s/ Jorge Mas
                                        ---------------------
                                        Jorge Mas, Assignor




                                                          Page 2, EXHIBIT B

                         ACCEPTANCE OF ASSIGNMENT
                         ------------------------

     The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Split-Dollar Agreement, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Split-Dollar Agreement, as if the original Employee thereunder.


                                        JORGE MAS IRREVOCABLE
                                        TRUST DATED
                                        December 1, 2002



                                        /s/ JRM
                                        -------------------------------------
					Trustee
					Assignee



Dated:  December 1, 2002


                         CONSENT TO ASSIGNMENT
                         ---------------------

     The undersigned Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Split-Dollar Agreement, to the Assignee designated therein. The undersigned Company hereby agrees that, from and after the date hereof, the undersigned Company shall look solely to such Assignee for the performance of all obligations under said Split-Dollar Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original Employee thereunder.


                                        MASTEC, INC.


                                        By: /s/ Austin Shanfelter
                                            -----------------------
					Austin Shanfelter, President

Dated:  December 1, 2002